Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                               (18 U.S.C.ss.1350)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, Lorna Irwin, Chief Financial Officer of Crown International, Inc./FL, a Florida corporation (the "Company"), does hereby certify, to her knowledge, that:

     The Annual Report on Form 10-KSB for the year ended March 31, 2003 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July,11 2003                   By:  /s/  Lorna Irwin
                                        -------------------------------------
                                        Lorna  Irwin
                                        Chief Financial Officer


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